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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 30, 2005

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


 781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.   Regulation FD Disclosure.

On September 30, 2005, the Arbitral Tribunal (operating under the auspices of the International Court of Arbitration of the International Chamber of Commerce
(ICC)) presiding over the arbitration proceeding between InterDigital Communications Corporation, together with its wholly-owned subsidiary InterDigital Technology Corporation (collectively, the Company), and Samsung Electronics Co. Ltd., informed the parties that the evidentiary hearing has been rescheduled until January 2006. The Arbitral Tribunal previously scheduled the evidentiary hearing to commence in October 2005. This information updates information previously reported in the Company's Form 10-Q for the quarter ended June 30, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
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                                 Lawrence F. Shay
                                 General Counsel



Dated:  October 3, 2005